UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 5, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2019, a First Amendment to Warrant agreement (the “Amendment”) between Monaker Group, Inc. (the “Company”, “we” and “us”) and the Donald P. Monaco Insurance Trust (the “Trust”), which is beneficially owned by Donald P. Monaco, the Chairman of the Board of Directors of the Company, became effective and binding on the parties.

Pursuant to the Amendment, the Company and the Trust agreed to reduce the exercise price of warrants to purchase 35,750 shares of common stock of the Company which were acquired by the Trust pursuant to the Common Stock and Warrant Purchase Agreement entered into between the Company and the purchasers named therein (including the Trust) dated July 31, 2017 and in consideration for liquidated damages due pursuant to the terms thereof, from $5.23 per share to $2.85 per share, in consideration for the Trust’s immediate exercise of such warrants for cash.

Total consideration received by the Company from the exercise of the 35,750 warrants exercised by the Trust was $101,887.50.

The Amendment and the transactions contemplated therein were approved by all of the disinterested members of the Board of Directors.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

We claim an exemption from registration for the issuance described above in Item 1.01 (which descriptions are incorporated in this Item 3.02 by reference) pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient is (a) an “accredited investor”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	First Amendment to Warrant dated March 5, 2019, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: March 6, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	First Amendment to Warrant dated March 5, 2019, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust

* Filed herewith.